Inventories	12 Months Ended
Dec. 31, 2020
Inventories
Inventories

11.  Inventories

	December 31, 2020	December 31, 2019
Finished products	2,626	2,604
Work in progress	647	767
Consumable inventory	788	903
Total	4,061	4,274

	Year ended December 31,
	2020	2019	2018
Reversal (provision) for net realizable value	3	24	(4)

Finished and work in progress products inventories by segments are presented in note 4(b) and the cost of goods sold is presented in note 5(a).

Accounting policy

Inventories are stated at the lower of cost and the net realizable value. The inventory production cost comprises variable and fixed costs, direct and indirect costs of production and are assigned to individual items of inventory on the basis of weighted average costs method. At the end of the reporting period, net realizable value of inventories are assessed and a provision for losses on obsolete or slow-moving inventory may be recognized. The write-downs and reversals are recognized as “Cost of goods sold and services rendered”.